UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        August 26, 2002 (August 20, 2002)
                        ---------------------------------
                Date of report (Date of earliest event reported)

                       INTERNATIONAL FUEL TECHNOLOGY, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

               000-25367                               88-0357508
               ---------                               ----------
       (Commission File Number)              (IRS Employer Identification No.)

   7777 Bonhomme, Suite 1920, St. Louis, Missouri                 63105
   ----------------------------------------------                 -----
      (Address of Principal Executive Offices)                  (Zip Code)

                                 (314) 727-3333
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

                       INTERNATIONAL FUEL TECHNOLOGY, INC.

                                    FORM 8-K

Item 5: Other Events.

         On August 20, 2002, the Registrant issued a press release announcing an equity funding agreement.

         The full text of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7:  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.      Registrant's Press Release issued August 20, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL FUEL TECHNOLOGY, INC.

Date: August 26, 2002               By: /s/ Jonathan R. Burst
                                        -------------------------------
                                            Jonathan R. Burst, CEO